UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2012

COINSTAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22555	94-3156448
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

1800 – 114th Avenue SE Bellevue, Washington		98004
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (425) 943-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of Coinstar, Inc. (“Coinstar”) held on June 7, 2012 (the “2012 Annual Meeting”), Coinstar’s stockholders voted on the matters set forth below with the following results:

1. Election of two directors to Coinstar’s Board of Directors to serve until the 2015 annual meeting of stockholders.

	Broker Non-Votes	Broker Non-Votes	Broker Non-Votes	Broker Non-Votes
	For	Against	Abstain	Broker Non-Votes
Paul D. Davis	24,110,840	277,259	162,587	3,443,961
Nelson C. Chan	22,361,000	2,003,306	186,380	3,443,961

2. Advisory resolution to approve the compensation of Coinstar’s named executive officers as set forth in Coinstar’s Definitive Proxy Statement on Schedule 14A for the 2012 Annual Meeting.

Broker Non-Votes	Broker Non-Votes	Broker Non-Votes	Broker Non-Votes
For	Against	Abstain	Broker Non-Votes
24,283,038	189,978	77,670	3,443,961

3. Ratification of the appointment of KPMG LLP as the independent registered public accounting firm of Coinstar for the fiscal year ending December 31, 2012.

Broker Non-Votes	Broker Non-Votes	Broker Non-Votes	Broker Non-Votes
For	Against	Abstain
25,758,938	2,202,194	33,515

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COINSTAR, INC.

Date: June 8, 2012	By:	/s/ Donald R. Rench
Donald R. Rench
Chief Legal Officer, General Counsel and Corporate Secretary